FLEMING FUND

                             Schedule of Investments
                                 March 31, 1998
                                    Unaudited

                                                         % of          Market
   Shares                                             Net Assets        Value
--------------                                      --------------  ------------
                 COMMON STOCKS                             81.0%

                 Banks                                      2.5%
        1,000    PNC Bank Corp.                                         $59,938
                                                                     -----------
                                                                         59,938
                                                                     -----------
                 Diversified Financial                      1.9%
        1,000    SLM Holding Corp.                                       43,625
                                                                     -----------
                                                                         43,625
                                                                     -----------
                 Electronics                                4.9%
        1,500    Fisher Scientific International                        116,250
                                                                     -----------
                                                                        116,250
                                                                     -----------
                 Food                                       6.2%
        1,000    Nabisco Holdings - Class A                              46,875
        2,500    Ral Corp Holdings, Inc.                                 51,875
        1,500    Richfood Holdings, Inc.                                 48,000
                                                                     -----------
                                                                        146,750
                                                                     -----------
                 Forest Products & Paper                    1.8%
        1,200    Schweitzer-Mauduit International                        41,400
                                                                     -----------
                                                                         41,400
                                                                     -----------
                 Home Builders                              1.9%
        1,200    Palm Harbor Homes, Inc.                                 44,250
                                                                     -----------
                                                                         44,250
                                                                     -----------
                 Insurance                                  7.2%
          300    General Re Corp.                                        66,188
        2,300    Medical Assurance, Inc.                                 66,556
          700    NAC Re Corp.                                            36,706
                                                                     -----------
                                                                        169,450
                                                                     -----------
                 Investment Management                      1.1%
         1000    Waddell & Reed Financial                                26,000
                                                                     -----------
                                                                         26,000
                                                                     -----------

                 Lodging                                    3.3%
        1,000    Marriott International                                  35,938
        1,000    Marriott International                                  35,813
          250    Sodexho Marriott International                           6,641
                                                                     -----------
                                                                         78,392
                                                                     -----------

                 Machinery - Diversified                    1.5%
        1,000    Idex Corp.                                              36,375
                                                                     -----------
                                                                         36,375
                                                                     -----------
See Accompanying Notes To Financial Statements.

                                  FLEMING FUND

                             Schedule of Investments
                                 March 31, 1998
                                    Unaudited

                                                         % of          Market
   Shares                                             Net Assets        Value
--------------                                      --------------  ------------
                 Media                                      7.8%
        1,500    E.W. Scripps Co.                                        82,969
          100    Washington Post Co. - Class B                           53,181
          600    Pulitzer Publishing Co.                                 47,925
                                                                     -----------
                                                                        184,075
                                                                     -----------
                 Medical                                    4.3%
        3,000    National Healthcare Corp.                              101,250
                                                                     -----------
                                                                        101,250
                                                                     -----------
                 Oils & Gas Producers                        3.9%
        1,200    Devon Energy Corp.                                      46,650
        1,400    Pogo Producing Co.                                      44,450
                                                                     -----------
                                                                         91,100
                                                                     -----------
                 Pipelines                                   1.8%
          800    Mapco, Inc.                                             41,700
                                                                     -----------
                                                                         41,700
                                                                     -----------
                 Real Estate                                 2.4%
        1,600    Security Capital Group - Class B                        49,200
        2,000    Security Capital Group - Class B - Wts 98                6,625
                                                                     -----------
                                                                         55,825
                                                                     -----------
                 REITS                                       7.8%
        2,500    The Price REIT Inc.                                    112,030
        2,000    Kimco Realty Corp.                                      70,750
                                                                     -----------
                                                                        182,780
                                                                     -----------
                 Retail                                     16.6%
        1,200    Dayton-Hudson Corp.                                    105,600
        5,000    Hancock Fabrics                                         77,812
        3,166    Midas, Inc.                                             65,299
        2,300    Shopko Stores, Inc.                                     72,880
        3,000    Viking Office Products, Inc.                            69,750
                                                                     -----------
                                                                        391,341
                                                                     -----------
                 Resort                                      2.2%
          900    Premier Parks, Inc.                                     52,200
                                                                     -----------
                                                                         52,200
                                                                     -----------
                 Tools                                       1.9%
        1,000    Snap-On, Inc.                                           45,625
                                                                     -----------
                                                                         45,625
                                                                     -----------
                 TOTAL COMMON STOCKS                        81.0%
                 (cost $1,658,433)                                    1,908,326
                                                                     -----------
                 SHORT-TERM INVESTMENTS                     17.5%

See Accompanying Notes To Financial Statements.

                                  FLEMING FUND

                             Schedule of Investments
                                 March 31, 1998
                                    Unaudited

                                                         % of          Market
   Shares                                             Net Assets        Value
--------------                                      --------------  ------------

                 Star Bank Repurchase Agreement, 5.00%,
                 dated 3/31/98, due 4/1/98,
                 collateralized by $415,000 GNMA II,
                 7.00%, due July 20, 2018                               412,000
                                                                     -----------


                 Total Investments (cost $ 2,070,433)        98.5%    2,320,326
                                                                     -----------

                 Other Assets,
                     Less Liabilities                         1.5%       34,438
                                                                     -----------


                 NET ASSETS                                 100.0%   $2,354,764
                                                                     ===========

See Accompanying Notes To Financial Statements.

                             FLEMING FLEDGLING FUND

                             Schedule of Investments
                                 March 31, 1998
                                    Unaudited
                                                         % of          Market
   Shares                                             Net Assets        Value
--------------                                        ----------    ------------
                 COMMON STOCKS                            82.4%

                 Advertising                               2.9%
          970    Advo, Inc.                                             $26,796
          250    TMP Worldwide, Inc.                                     12,750
                                                                    ------------
                                                                         39,546
                                                                    ------------
                 Apparel                                   0.7%
          250    Unifi, Inc.                                              9,312
                                                                    ------------
                                                                          9,312
                                                                    ------------
                 Banks                                     1.7%
          410    Investors Financial Services                            22,550
                                                                    ------------
                                                                         22,550
                                                                    ------------
                 Chemicals                                 2.5%
          960    Scotts Co.                                              33,240
                                                                    ------------
                                                                         33,240
                                                                    ------------
                 Commercial Service                       15.4%
        2,550    Ace Cash Express, Inc.                                  37,133
          100    Acnielson Corp.                                         10,575
          940    Coinmack Laundry Corp.                                  23,238
        1,430    Data Broadcasting Corp.                                 18,170
          460    Envoy Corp.                                             19,780
          350    Interim Services, Inc.                                  11,812
          540    Iron Mountain, Inc.                                     20,250
          980    Pierce Leahy Corp.                                      11,644
          690    Pittston Brinks                                         26,305
          800    Rental Service Corp.                                    18,600
          700    Specialty Care Network                                  11,334
                                                                    ------------
                                                                        208,841
                                                                    ------------
                 Consulting Services                       0.9%
          340    Superior Consulting Holdings                            12,197
                                                                    ------------
                                                                         12,197
                                                                    ------------
                 Distribution/Wholesale                    6.1%
          660    Daisytek International Corp.                            32,175
          860    Keystone Automotive Industries, Inc.                    20,532
          810    Scansource, Inc.                                        17,010
          340    Tech Data Corp.                                         13,090
                                                                    ------------
                                                                         82,807
                                                                    ------------
                 Electrical Components & Equipment         1.5%
          470    Vicor Corp.                                             20,295
                                                                    ------------
                                                                         20,295
                                                                    ------------
                 Electronics                               6.7%
          550    BMC Industries, Inc. - Minn.                             4,858
          600    Cyberoptics Corp.                                       16,200
          750    D I I Group, Inc.                                       16,125
          980    Kemet Corp.                                             18,190
          220    Pittway Corp. - Class A                                 15,620
          585    Solectron Corp.                                         20,490
                                                                    ------------
                                                                         91,483
                                                                    ------------
                 Entertainment                             0.9%
          440    Panavision, Inc.                                        11,578
                                                                    ------------
                                                                         11,578
                                                                    ------------

                             FLEMING FLEDGLING FUND

                             Schedule of Investments
                                 March 31, 1998
                                    Unaudited
                                                         % of          Market
   Shares                                             Net Assets        Value
--------------                                        ----------    ------------
                 Hand/Machine Tools                        1.4%
          500    Applied Power, Inc. - Class A                           19,250
                                                                    ------------
                                                                         19,250
                                                                    ------------
                 Health Care                               4.9%
        1,150    Hanger Orthopedic Group                                 19,333
          500    National Healthcare Corp.                               16,875
          810    Physician Sales & Service                               19,035
        1,230    Staar Surgical Co.                                      11,430
                                                                    ------------
                                                                         66,673
                                                                    ------------
                 Insurance                                 2.1%
          870    Allied Group, Inc.                                      28,058
                                                                    ------------
                                                                         28,058
                                                                    ------------
                 Leisure Time                              1.4%
          850    American Classic Voyages                                19,550
                                                                    ------------
                                                                         19,550
                                                                    ------------
                 Media                                     4.1%
        1,290    Jones Intercable, Inc. - A                              23,542
          740    United Video Satellite                                  31,450
                                                                    ------------
                                                                         54,992
                                                                    ------------
                 Miscellaneous Manufacturing               0.7%
          340    Roper Industries, Inc.                                  10,094
                                                                    ------------
                                                                         10,094
                                                                    ------------
                 Oils & Gas Producers                      5.3%
        1,415    Newfield Exploration Co.                                36,878
        1,650    Vintage Petroleum, Inc.                                 34,650
                                                                    ------------
                                                                         71,528
                                                                    ------------
                 Retail                                    3.8%
          800    Regis Corp.                                             24,000
          348    Sonic Corp.                                             11,685
          660    Viking Office Products                                  15,345
                                                                    ------------
                                                                         51,030
                                                                    ------------
                 REITS                                     2.7%
          480    Kimco Realty Corp.                                      16,980
          790    SL Green Realty Corp.                                   20,194
                                                                    ------------
                                                                         37,174
                                                                    ------------
                 Rental Equipment                          1.8%
          640    Cole National Corp.                                     24,720
                                                                    ------------
                                                                         24,720
                                                                    ------------
                 Semiconductors                            1.3%
          460    Xilinx Inc.                                             17,221
                                                                    ------------
                                                                         17,221
                                                                    ------------
                 Software                                  7.6%
          850    Acxiom Corp.                                            21,780
          510    Advent Software, Inc.                                   24,225
          410    CSG Systems Int'l, Inc.                                 18,552
        1,250    Integrated Systems, Inc.                                26,952

See Accompanying Notes To Financial Statements.

                             FLEMING FLEDGLING FUND

                             Schedule of Investments
                                 March 31, 1998
                                    Unaudited
                                                         % of          Market
   Shares                                             Net Assets        Value
--------------                                        ----------    ------------
          600    Pegasystems, Inc.                                       10,950
                                                                    ------------
                                                                        102,459
                                                                    ------------
                 Transportation                            6.1%
          720    Air  Express International                              19,111
        1,160    American Freightways Corp.                              12,760
          630    Heartland Express, Inc.                                 17,482
        1,000    Landair Services, Inc.                                  33,000
                                                                    ------------
                                                                         82,353
                                                                    ------------
                 TOTAL COMMON STOCKS                      82.4%
                 (cost $974,290)                                      1,116,951
                                                                    ------------
                 SHORT-TERM INVESTMENTS                   15.6%

                 Star Bank Repurchase Agreement, 5.00%,
                 dated 3/31/98, due 4/1/98, collateralized
                 by $412,000 GNMA II, 7.00%, due July
                 20, 2018                                               211,000
                                                                    ------------

                 Total Investments (cost $ 1,185,290)     98.0%       1,327,951
                                                                    ------------

                 Other Assets,
                     less Liabilities                      2.0%          27,427
                                                                    ------------

                 NET ASSETS                              100.0%      $1,355,378
                                                                    ============
See Accompanying Notes To Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.
                      STATEMENTS OF ASSETS AND LIABILITIES
                                 March 31, 1998
                                    Unaudited
--------------------------------------------------------------------------------

                                                             Fleming             Fleming Fledgling
                                                               Fund                    Fund
                                                         ------------------------------------------
ASSETS
Investments in securities at market value
   (cost of $2,070,433 and $1,185,290, respectively)         $2,320,326             $1,327,951

Cash                                                            103,632                    726
Receivables:
    Dividends and interest                                        1,745                    596
    Investment securities sold                                   64,383                  7,998
    From Advisor (Note 1)                                        27,761                 26,405
Deferred organization costs, net                                 47,607                 47,657
Other Assets                                                      2,448                  1,367
                                                         ------------------------------------------
   Total assets                                               2,567,902              1,412,700
                                                         ------------------------------------------

LIABILITIES

Payables:
   For investment securities purchased                          188,208                 33,872
Other accrued expenses                                           24,930                 23,450
                                                         ------------------------------------------
      Total liabilities                                         213,138                 57,322
                                                         ------------------------------------------

NET ASSETS                                                   $2,354,764             $1,355,378
                                                         ==========================================


COMPOSITION OF NET ASSETS
   Paid-in capital                                           $2,044,825             $1,175,455
   Undistributed
      net investment income                                       8,951                  1,201
   Undistributed net realized gain
     on investments                                              51,094                 36,061
   Net unrealized appreciation on investments                   249,894                142,661
                                                         ------------------------------------------
Net assets                                                   $2,354,764             $1,355,378
                                                         ==========================================

Number of shares issued and outstanding
   (100,000,000 shares authorized, $.001 par value)             197,884                116,800
                                                         ==========================================

Net asset value per share                                    $    11.90             $    11.60
                                                         ==========================================

See Accompanying Notes To Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.
                            STATEMENTS OF OPERATIONS
                                    Unaudited
--------------------------------------------------------------------------------

                                                                  Fleming            Fleming Fledgling
                                                                   Fund                   Fund
                                                             ------------------------------------------
                                                             November 13, 1997*       November 14, 1997*
                                                             to March 31, 1998        to March 31, 1998
INVESTMENT INCOME:
Income:
   Interest income                                               $   8,657                $   5,350
   Dividend income                                                   7,808                    1,338
                                                             ------------------------------------------
      Total income                                                  16,465                    6,688

Expenses:
   Administration fees                                              15,343                   15,123
   Fund accounting fees                                              7,671                    7,561
   Audit fees                                                        6,622                    6,527
   Transfer agent fees                                               5,562                    5,483
   Advisory fees                                                     5,407                    4,125
   Legal fees                                                        3,836                    3,781
   Amortization of deferred organization costs                       3,416                    3,367
   Trustees fees                                                     3,164                    3,119
   Insurance                                                         2,685                    2,647
   Custodian fees                                                    2,244                    2,212
   Miscellaneous expenses                                            1,918                    1,891
   Reports to shareholders                                           1,151                    1,134
   Registration fees                                                   921                      909
                                                             ------------------------------------------
       Total expenses                                               59,940                   57,879
       Expenses reimbursed/waived                                  (52,426)                 (52,391)
                                                             ------------------------------------------
        Net expenses                                                 7,514                    5,488
                                                             ------------------------------------------
Net investment income                                                8,951                    1,200
                                                             ------------------------------------------

NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized gain on investments                                    51,094                   36,061
Net change in unrealized appreciation on investments               249,894                  142,661
                                                             ------------------------------------------
Net gain on investments                                            300,988                  178,722
                                                             ------------------------------------------
NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS                                      $ 309,939                $ 179,922
                                                             ==========================================
*Commencement of Operations

See Accompanying Notes To Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.
                       STATEMENTS OF CHANGES IN NET ASSETS
                                    Unaudited
--------------------------------------------------------------------------------

                                                                   Fleming             Fleming Fledgling
                                                                    Fund                      Fund
                                                            -----------------------------------------------
                                                             November 13, 1997*        November 14, 1997*
                                                              to March 31, 1998        to March 31, 1998
INCREASE (DECREASE) IN NET ASSETS

Operations:
   Net investment income                                                $8,951                   $1,200
   Net realized gain on investments                                     51,094                   36,061
   Net change in unrealized appreciation
      on investments                                                   249,894                  142,661
                                                            --------------------------------------------
   Net increase in net assets
      resulting from operations                                        309,939                  179,922
                                                            --------------------------------------------

Distributions to shareholders:
   From net investment income                                           (3,632)                  (1,608)
   From net realized gain on investments sold                              --                       --
                                                            --------------------------------------------

   Total distributions                                                  (3,632)                  (1,608)
                                                            --------------------------------------------

Capital share transactions:
   Proceeds from shares sold                                         1,944,825                1,075,456
   Net asset value of shares issued on
      reinvestment of distributions                                      3,632                    1,608
   Cost of shares redeemed                                                 --                       --
                                                            --------------------------------------------

   Net increase from capital share transactions                      1,948,457                1,077,064
                                                            --------------------------------------------

Net increase in net assets                                           2,254,764                1,255,378

NET ASSETS
Beginning of period                                                    100,000                  100,000
                                                            --------------------------------------------
End of period                                                       $2,354,764               $1,355,378
                                                            ============================================

CHANGE IN SHARES
Shares sold                                                            187,537                  106,642
Shares issued on reinvestment of distributions                             347                      158
Shares Redeemed                                                              0                        0
                                                            --------------------------------------------
   Net increase                                                        187,884                  106,800
                                                            ============================================

*Commencement of Operations

See Accompanying Notes To Financial Statements.

                     FLEMING CAPITAL MUTUAL FUND GROUP, INC.
                              FINANCIAL HIGHLIGHTS
                                    Unaudited

The following information should be read in conjunction with the financial statements and notes thereto appearing elsewhere in this Semi-Annual Report.

                                                              Fleming               Fleming Fledgling
                                                               Fund                        Fund
                                                      --------------------------------------------------
                                                        November 13, 1997*          November 14, 1997*
                                                        to March 31, 1998           to March 31, 1998


Net Assets Value, Beginning of Period                              $10.00                    $10.00
                                                      --------------------------------------------------

Income from Investment Operations
Net Investment Income                                                0.08                      0.03
Net Realized and Unrealized gains
   on Investments                                                    1.85                      1.59
                                                      --------------------------------------------------

Total from Investment Operations                                     1.93                      1.62
                                                      --------------------------------------------------

Less Distributions:
Dividends from net investment income#                               (0.03)                    (0.02)
                                                      --------------------------------------------------

Net Asset Value, End of Period                                     $11.90                    $11.60
                                                      ==================================================

Total Return+                                                       19.34%                    16.18%

Net Assets at End of Period ('000)                                 $2,355                    $1,355

Ratio of Expenses to Average Net Assets
Before Expense Reimbursement++                                       9.83%                    13.80%
After Expense Reimbursement++                                        1.25%                     1.35%

Ratio of Net Investment Income to Average++
  Net Assets (Net of Expense Reimbursement)                          1.47%                     0.29%

Portfolio Turnover Rate+                                            32.01%                    35.20%

Average Commission Rate Paid                                      $0.0685                   $0.0566


--------------------------------------------------------
* Commencement of operations
# Net investment income per share has been computed
before adjustments for book/tax differences
+ Not annualized
++ Annualized

See Accompanying Notes To Financial Statements.